EXHIBIT 10(xviii)


THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION UNDER SUCH ACT AND THE RULES AND REGULATIONS THEREUNDER.

                          NEW GENERATION HOLDINGS, INC.

                             Demand Promissory Note

$200,000.00                                                    December 31, 2002

                  NEW GENERATION HOLDINGS, INC. a Delaware corporation (hereinafter referred to as ("Maker" or the "Company"), for value received, hereby promises to pay to the order of JACQUES MOT (the "Payee"), or his assigns, on demand, the aggregate principal amount of TWO HUNDRED THOUSAND DOLLARS AND NO CENTS ($200,000.00) in such coin or currency of the United States of America as at the time of payment shall be legal tender therein for the payment of public and private debts.

                  Upon the failure to make payment of any principal due hereunder within five (5) business days of demand by the Payee, then at the option of the Payee and without notice to the Company, the entire outstanding principal balance shall bear interest thereafter until paid at an annual rate equal to the lesser of (i) fifteen (15%) percent, or (ii) the maximum rate of interest allowed to be charged under applicable law.

                  The Company may, at its option, at any time and from time to time after the date hereof, upon one (1) business day's prior written notice, pay this Note without penalty or premium, in whole or in part, together with all interest on the principal amount hereof accrued to the payment date.

                  Any of the following events shall constitute an "Event of Default" under this Note:

         a. all or part of the principal or interest on the Note is not paid when due and payable;

         b. any representation or warranty by the Maker made in this Note or in any certificate, report, or other instrument delivered under this Note, shall have been false or incorrect in any material respect on the date made;

         c. filing by the Maker of a petition seeking relief under any provision of any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, or consenting in writing to the filling of any such petition against it;

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         d.       making by the Maker of a general assignment for the benefit of its creditors, or admitting in writing its inability to pay, or in fact failure to pay, its debts generally as they become due, or consenting in writing to the appointment of a receiver, conservator, custodian, liquidator or trustee of the Maker, or of all or any part of the assets of the Maker; or

         e. appointment of a receiver, conservator, custodian, liquidator or trustee of the Maker or of all or any of its assets by court order, if such order remains in effect for more than sixty (60) days; or entering of an order for relief with respect to the Maker under the federal Bankruptcy Code; or filing of a petition against the Maker under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, if not dismissed within sixty (60) days.

                  Upon the occurrence of an Event of Default hereunder, all of the unpaid principal amount of this Note and any accrued interest hereon shall automatically become due and payable, and the Maker hereby waives diligence, presentment, demand, protest and notice of every kind whatsoever. The failure of the Payee to exercise any of its rights hereunder in any particular instance shall not constitute a waiver of the same or of any other right in that or any subsequent instance with respect to the Payee or any subsequent holder.

                  The provisions hereof shall be binding upon and inure to the benefit of the Payee of this Note and its successors, assigns, heirs and personal representatives. This Note may be assigned, in whole or in part, by the Payee or any subsequent Payee hereof without the consent of the Company.

                  THE COMPANY HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATING TO THIS NOTE.

                  This Note is made and delivered in, and shall be governed by and construed in accordance with, the laws of the State of New York without regard to the conflicts of law provisions thereof.



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         IN  WITNESS  WHEREOF,  the  Company  has  caused  this  Note to be duly executed and delivered by its duly authorized officer as of the date first above written.

                                                   NEW GENERATION HOLDINGS, INC.


                                                   By:__________________________
                                                   Name:
                                                   Title:



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